Exhibit 99.1

Cor p or ate P re s e ntat ion - J uly 2023 Psychedelic Medic ines Naturally Derived Ju ly 2023 Inve s tor P res e ntati o n Proposed Business Combination with Jupiter Acquisition Corporation

F ILAM ENT H EALTH In v e st or P r e s e ntat i o n - Ju l y 2 0 2 3 2 Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between Filament Corp. (“Filament”) and Jupiter Acquisition Corporation (“Jupiter”) and related transactions (the “Proposed Transactions”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Jupiter, Filament, 1427702 B.C. Ltd. (a new holding company created in connection with the Proposed Transactions, or “TopCo”) or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. None of Jupiter, Filament or TopCo has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change, and none of Jupiter, Filament, TopCo or any of their respective representatives or affiliates have any obligation to update this Presentation. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Jupiter, Filament, TopCo or their respective representatives or affiliates, as investment, legal or tax advice. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Filament, TopCo or the Proposed Transactions. Recipients of this Presentation should each make their own evaluation of Filament, TopCo and the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. No assurances can be given that the Proposed Transactions will be consummated on the terms or in the timeframe currently contemplated, if at all. I m po r ta n t I n f o r m a tion a n d Wh e r e to F i n d I t In connection with the Proposed Transactions described herein, Jupiter and Filament expect that TopCo will file a registration statement on Form F - 4 (the “Form F - 4”) with the U.S. Securities and Exchange Commission (the “SEC”) that will include a proxy statement of Jupiter and will also constitute a prospectus of TopCo. Jupiter, Filament and TopCo urge investors, stockholders and other interested persons to read, when available, the Form F - 4, and the proxy statement/prospectus included therein, as well as other documents filed with the SEC, because these documents will contain important information about the Proposed Transactions. Such persons can also read Jupiter’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2022 filed with the SEC on March 10, 2023 (the “Jupiter Annual Report”) for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Proposed Transactions described herein. After the Form F - 4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Jupiter’s stockholders as of a record date to be established for voting on the Proposed Transactions and related matters to be described in the Form F - 4. Jupiter’s stockholders will also be able to obtain a copy of such documents, without charge and once available, by directing a request to: Jupiter Acquisition Corporation, 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov). INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation Jupiter, Filament, TopCo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Jupiter’s stockholders in connection with the Proposed Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Jupiter’s directors in the Jupiter Annual Report. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jupiter’s stockholders in connection with the Proposed Transactions will be set forth in the Form F - 4, and the proxy statement/prospectus included therein, when available. Information concerning the interests of Jupiter’s, Filament’s and TopCo’s participants in the solicitation, which may, in some cases, be different than those of Jupiter’s, Filament’s and TopCo’s equity holders generally, will be set forth in the Form F - 4, and the proxy statement/prospectus included therein, when it becomes available. Jupiter’s stockholders, potential investors and other interested persons should read the Form F - 4, and the proxy statement/prospectus included therein, and related documents filed with the SEC carefully before making any voting or investment decisions. These documents, once available, can be obtained free of charge from the sources indicated above. N o O f f er o r S o licita tion This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transactions or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering, or by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Jupiter, Filament and TopCo reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of Jupiter, Filament, TopCo and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Jupiter, Filament or TopCo, or an endorsement or sponsorship by or of Jupiter, Filament or TopCo. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Jupiter, Filament or TopCo will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. F o r w a r d - L ookin g S tate m ents This Presentation includes certain statements that are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding the completion of the Proposed Transactions and expansion and market opportunities of the combined company. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Filament, TopCo and/or Jupiter’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Jupiter, Filament and TopCo. These forward - looking statements are subject to a number of risks and uncertainties, which include, without limitation, Jupiter’s, Filament’s and TopCo’s inability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by Jupiter’s public stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the Proposed Transactions; costs related to the Proposed Transactions; expectations with respect to future performance and growth; the timing of the completion of the Proposed Transactions; Filament’s or TopCo’s ability to execute its business plans and strategy and to receive regulatory approvals; potential litigation involving the parties; changes in domestic and foreign business, market, financial, political and legal conditions; geopolitical events, including the invasion of Ukraine by Russia; the ability of the parties to complete the Proposed Transactions or the performance of the combined company following consummation of the Proposed Transactions; regulatory changes, including the proposed rules issued by the SEC with respect to business combination transactions involving special purpose acquisition companies; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC by Jupiter, Filament or TopCo. Other factors include the possibility that the Proposed Transactions do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Jupiter’s most recent filings with the SEC and will be contained in the Form F - 4 expected to be filed in connection with the Proposed Transactions described above. All subsequent written and oral forward - looking statements concerning Jupiter, Filament or TopCo, the Proposed Transactions or other matters and attributable to Jupiter, Filament, TopCo or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Recipients of this Presentation are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Jupiter, Filament and TopCo expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in Jupiter’s, Filament’s or TopCo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. F i n a n cia l I n f o r m a tion Filament’s historical financial information and data included in this Presentation is unaudited and has been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) or is based on information prepared by Filament in accordance with IFRS. There are important differences between IFRS and generally accepted accounting principles in the United States of America, or GAAP. Additionally, certain financial information and data included in this Presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC and may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus, including the Form F - 4, and the proxy statement/prospectus included therein, for the Proposed Transactions. There is no assurance that any such adjustments will not be material. This Presentation may contain financial forecasts and projections (collectively, “prospective financial information”) of Filament or the combined company. The independent registered public accounting firm of Filament did not audit, review, compile or perform any procedures with respect to the prospective financial information for the purpose of their inclusion in this Presentation, and accordingly, such firm has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. This prospective financial information constitutes forward - looking statements and should not be relied upon as being guarantees or necessarily indicative of future results. The assumptions and estimates underlying such prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements.” Accordingly, there can be no assurance that the prospective financial information is indicative of future performance of Filament or the combined company, or that actual results will not differ materially from the results presented in the prospective financial information included in this Presentation. Actual results may differ materially from the results contemplated by the prospective financial information included in this Presentation. The inclusion of such prospective financial information herein should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The purpose of the prospective financial information is to assist investors, shareholders and others in evaluating the performance of Filament's or the combined company's business. The prospective financial information may not be appropriate for other purposes. Information about Filament's guidance, including the various assumptions underlying it, is forward - looking and should be read in conjunction with “Forward - Looking Statements” in this Presentation, and the related disclosure and information about various economic, competitive, and regulatory assumptions, factors, and risks that may cause Filament's or the combined company's actual future financial and operating results to differ from what Filament currently expects. All amounts in this Presentation are expressed in U.S. dollars unless otherwise indicated. Disclaimers

FILAMENT HEALTH

Summary Transaction Overview

Overview	• Filament Health Corp. ("Filament") signed a Business Combination Agreement on July 18, 2023, to combine with Jupiter Acquisition Corporation (Nasdaq:JAQC) ("Jupiter") • Combined company will operate under the same management team as Filament Health Corp. • Anticipated closing in Q4 2023
Ownership	• The transaction contemplates a pre-money enterprise value of approximately US $175 million for Filament • Filament shareholders are expected to retain a pro forma ownership of approximately 79% of the combined company (excluding shares underlying warrants and assuming no redemptions by Jupiter's public stockholders)
Financing	• There is expected to be a minimum of US$5 million in cash on the balance sheet at closing that may be sourced from a combination of the cash held in trust (net of redemptions), cash on the balance sheet, and through additional financing sources
Transaction Rationale	• Provides Filament with access to the U.S. capital markets, to accelerate the development and advancement of its clinical pipeline • Public company-ready management and board, as Filament is currently listed on the NEO exchange • Gain access to a more sophisticated investor base for enhanced value
Use of Proceeds	• To initiate Phase II clinical trials for its lead asset, PEX010, for Methamphetamine Use Disorder and Opioid Use Disorder • Working capital and general corporate purposes

Investor Presentation - July 2023

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FILAMENT HEALTH

Detailed Transaction Overview

Pro Forma Valuation[1,3]

(In USD millions, except per share data)		
Pro-forma Shares Outstanding[3]		22,327,002
(x) Illustrative Share Price	$	10.00
Pro Forma Equity Value[3]	**$**	**223.3**
(-) Pro Forma Net Cash	$	13.4
Total Enterprise Value[3]	**$**	**209.9**

Pro Forma Share Ownership


Filament Shares
Jupiter Founder Shares
Jupiter Public Shares
PIPE Shares
2.2%
8.0%
11.0%
78.8%

*Jupiter Public Shares Includes 300,000 shares to be issued to Brookline Capital Markets, a division of Arcadia Securities, LLC, and Ladenburg Thalmann & Co. Inc.

Illustrative Sources & Uses

Sources (In USD millions)		
Jupiter Cash in Trust[1]	$	14.8
Stock Issuance to Filament	$	176.0
Cash from PIPE[2]	$	5.0
Total Sources	**$**	**195.8**

Uses (In USD millions)		
Filament Equity Rollover	$	176.0
Cash to Balance Sheet[1]	$	13.4
Estimated Transaction Fees & Expenses	$	6.4
Total Uses	**$**	**195.8**

1) Assumes no redemptions by Jupiter public stockholders and no cash from Filament's balance sheet
2) Estimated $5 million in gross proceeds to close concurrently with the business combination
3) Pro forma diluted basis at $10.00 per share, assumes no redemptions and excludes impact of unvested stock-based compensation and unvested shares pursuant to the new, to-be-established equity incentive plan and warrants, and excludes earn-out shares

Investor Presentation - July 2023

4

FILAMENT HEALTH

Filament Health Value Pillars

- Patented botanical drug development platform to create clinical-stage drug candidates
- Exceptional IP benefits from complex botanical API with faster path to clinic and ongoing distribution via early access programs
- Multi-billion dollar market opportunities to address the global mental health crisis
- Focus on substance use disorders; Phase I underway and Phase II approved
- Positioned for revenue from early access and out-licensing programs with future commercial royalties in non-core indications
- 18 issued patents in the US and Canada, at least 47 patent applications worldwide
- Partner trial program generating clinical data in new potential indications at minimal cost
- Vertically integrated GMP manufacturing enabling in-house research, development and intellectual property generation
- Experienced management team and board of directors

API = Active Pharmaceutical Ingredient
IP = Intellectual Property
GMP = Good Manufacturing Practice

Investor Presentation - July 2023 5

FILAMENT HEALTH

BOTANICAL DRUG ADVANTAGES

Botanical Drugs

Differentiated FDA development pathway with significant untapped potential

- Defined by the FDA Botanical Drug Guidance (2016)[1], botanical drugs:
    - Are derived from plant materials, algae, macroscopic fungi, and combinations thereof
    - Have a complex combination of multiple active compounds, rather than one single compound
    - Typically have documented historical use by humans
- Active metabolite, mechanism of action, full characterization may not be known or be impossible to determine
- Secondary compounds are not impurities, they are part of the API and may improve efficacy
- Manufacturing, characterization, complex/multiple methods of action more akin to biologics than new chemical entities
- Significant contrast to conventional approach of single-compound API



Advantages:

1 **Exceptional IP advantages** due to the difficulty in genericizing complex mixtures protected by process patents and trade secrets

2 **Fast track to clinical development** leveraging documented historical human consumption instead of preclinical studies

3 Potential **efficacy benefits** through entourage effect and **consumer preference** over synthetics

FDA = U.S. Food and Drug Administration

1. Further reading: FDA Botanical Drug Guidance

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FILAMENT HEALTH

BOTANICAL DRUG ADVANTAGES

Botanical Drug Advantages

1. Intellectual Property

- Process patents for manufacturing methods (extraction, purification, standardization)
- Small changes in the source material, manufacturing methods, or formulation can cause large changes in the final composition but are patented or kept as trade secret
- Small molecule methods are irrelevant if target compound purity achieved
- Genericization straightforward with small molecule, extremely difficult or impossible with complex botanicals
- Botanicals much more similar to biologics than small molecules

Botanical Drug Chromatogram[4]



Synthetic Drug Chromatogram[4]



Trade-secret process IP for extracts can outlast traditional NCE patent protection. Examples include:

- Premarin: naturally-derived menopause drug developed by Wyeth/Pfizer[1]
  - Patents expired 1971 and yet sales reached $1.5B in 1999
  - Synthetic generics repeatedly denied by FDA for failure to precisely replicate composition and activity
- Crofelemer: Approved botanical drug so complex that the product can't be characterized and is released based on a trade-secret bioassay[2]
- Coca-Cola: trade-secret extraction process has protected the product since 1886[3]

NCE = New Chemical Entity

1. FDA Says It Won't Approve Generic Forms of Premarin
2. The Botanical Drug Substance Crofelemer as a Model System for Comparative Characterization of Complex Mixture Drugs
3. Filing for a Patent Versus Keeping Your Invention a Trade Secret
4. Filament, illustrative chromatogram (a laboratory technique to separate, identify and quantify various compositional elements making up one substance; y-axis depicts detector response and x-axis represents time)

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FILAMENT HEALTH

BOTANICAL DRUG ADVANTAGES

Consumer preference

Limited residues and no byproducts

Lower cost to manufacture

Entourage Effect

Botanical Drug Advantages

2. Fast Track to Clinical Development

- Documented historical use can replace preclinical studies
- NCEs have unknown safety and efficacy which must be demonstrated through costly IND-enabling and phase 1 studies

Example:

Filament
Filament has received authorizations through its sponsors/partners to enter directly into Phase II clinical trials from FDA, Health Canada, and EMA*

3. Efficacy Benefits and Consumer Preference

- Positive efficacy benefit from several compounds working together (entourage effect) is not possible in synthetics or natural isolates
- Natural drugs have a completely different impurity profile which can increase tolerability
- Strong consumer preference for natural products in all industries
- Lower cost to manufacture

Examples:

Acthar
Attempts at recreating Acthar gel, a complex natural mixture, by combining isolated synthetic constituents failed to provide similar safety. Although long off patent, Questcor (then-maker of Acthar) was sold to Mallinckrodt for approximately $5.8B in 2014

Dronabinol
Dronabinol is a lab-made synthetic cannabinoid, genericized and distributed under the brand names Marinol, Syndros, Reduvo and Adversa whereas cannabis is a natural plant containing multiple active ingredients

NCE = New Chemical Entity
IND = Investigational New Drug Application

EMA = European Medicines Agency

*MHRA (Medicines and Healthcare Products Regulatory Agency is for UK license

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FILAMENT HEALTH

BOTANICAL DRUG ADVANTAGES

Botanical Drug Advantages Best Leveraged in Psychedelics

- Almost all known psychedelics are natural; some have documented use for thousands of years
- Many are almost or completely unexplored clinically (mescaline, salvia, bufotenine)
- Isolated compounds show efficacy for many important indications, but development suffers due to lack of IP on non-patentable generic synthetics

Second Generation Psychedelic Compounds:

- While patentable, have unknown safety and efficacy requiring costly and risky preclinical work
- Seek to shorten treatment time; whether this can be accomplished remains to be seen. For now the only real advantage is patentability
- Ineligible for any early legalisation efforts (OR, CO, AUS, CAN)

Botanical psychedelic drugs can provide the best of both worlds:
Foundational IP, significant modern and historical evidence, entourage effect, consumer preference.
Can be distributed **today** via early access programs, as described on Slide 13

Anadenanthera peregrina
↓
BUFOTENIN





Echinopsis pachanoi
↓
MESCALINE







Acacia simplex
↓
N,N-DMT



OR = Oregon
CO = Colorado
AUS = Australia
CAN = Canada

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FILAMENT HEALTH

BOTANICAL DRUG ADVANTAGES

Currently in FDA Trials: Psychedelic Botanical Drugs

Technology enables rapid creation of unique, protected drug candidates with fast-track to clinical development

Code	Primary Compound	Route	Standardized Dosages	R&D	Phase I	Phase II	Target Indications
PEX010	Psilocybin	Oral	1mg, 5mg, 25mg				Methamphetamine Use Disorder, Opioid Use Disorder, others via licensing and academic trials
PEX020	Psilocin	Oral	Withheld				Anywhere psilocybin has shown efficacy
PEX030	Psilocin	Sublingual	Withheld				Anywhere psilocybin has shown efficacy
AEX010	DMT/ β-Carbolines	Oral	Withheld				PTSD, Substance use disorders
MEX010	Mescaline	Oral	Withheld				Substance use disorders
IEX010	Ibogaine	Oral	Withheld				Substance use disorders



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FILAMENT HEALTH

DRUG DEVELOPMENT

Drug Development Focus - Substance Use Disorders

Clear endpoints and significant unmet needs

- Among Americans aged 12 or older in 2021, 8.6% (or 24 million people) had at least one drug use disorder in the past year[1]
- Psychedelics have long provided anecdotal evidence for substance use disorders and are beginning to show positive clinical evidence:
  - Bogenschutz 2022 (NYU): 83% reduction in heavy drinking n=93[2]
  - Johnson 2016 (Hopkins): 67% 1yr smoking abstinence n=15[3]
- Filament drug development is currently focused on Stimulant Use Disorder and Opioid Use Disorder
- Filament has partnered with the University of California San Francisco to conduct Phase I and Phase II trials led by Principal Investigator, Dr. Joshua Woolley, MD/Ph.D.
- IITs cost-effective way to get proof-of-concept data which derisks larger phase 2b studies

Figure 2. National Drug-Involved Overdose Deaths*, Number Among All Ages, 1999-2021


100,000
80,000
60,000
40,000
20,000
0
Synthetic Opioids other than Methadone (primarily fentanyl)
Psychostimulants with Abuse Potential (primarily methamphetamine)
Cocaine
Prescription Opioids (natural & semi-synthetic opioids & methadone)
Benzodiazepines
Heroin
Antidepressants
Lead Indications:
- Synthetic Opioids
- Psychostimulants
- Cocaine
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

*Includes deaths with underlying causes of unintentional drug poisoning (X40-X44), suicide drug poisoning (X60-X64), homicide drug poisoning (X85), or drug poisoning of undetermined intent (Y10-14), as coded in the International Classification of Diseases, 10th Revision. Source: Centers for Disease Control and Prevention, National Centre for Health Statistics. Multiple Cause of Death 1999-2021 on CDC WONDER Online Database, released 1/2023.

IIT = Investigator Initiated Trial

1. Key Substance Use and Mental Health Indicators in the United States: Results from the 2021 National Survey on Drug Use and Health
2. Percentage of Heavy Drinking Days Following Psilocybin-Assisted Psychotherapy vs Placebo in the Treatment of Adult Patients With Alcohol Use Disorder
3. Long-term Follow-up of Psilocybin-facilitated Smoking Cessation

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FILAMENT HEALTH

DRUG DEVELOPMENT

Stimulant Use Disorder Development Plan

- In the latest (2021) national survey, 11 million Americans reported stimulant misuse and 4.5 million reported a stimulant use disorder (StUD)[1]
- From 2012 through 2019, the fatal overdose rate increased on average by 29% per year to 5.0 deaths per 100,000 standard population[2]
  - Side effects include violent outbursts and aggressive behaviour
  - Three subcategories share similar or identical mechanisms of action:
    - Methamphetamine use disorder, cocaine use disorder and prescription stimulant use disorder
- There are no approved treatments for StUD
- Filament estimates addressable StUD patient population of 835,000 with peak annual revenues of US$1.2 billion[3]

Sponsor	Indication	Phase I	Phase II	Start	n	Product	Purpose
UCSF	Healthy Volunteers			Dosing	20	PEX010, 020, 030	Assess the benefits of directly administering psilocin orally (PEX020) and sublingually (PEX030)
UCSF	Methamphetamine Use Disorder			*Q4 2023**	10	PEX010 (25mg)	Pilot open label study - Psilocybin for Methamphetamine Use Disorder
Filament	Methamphetamine Use Disorder			*Q1 2024**	50	PEX010 (25mg)	Multicentre study

Trial Approved/Underway   Trial Planned   **Anticipated start date*

1. Key Substance Use and Mental Health Indicators in the United States: Results from the 2021 National Survey on Drug Use and Health
2. NCHS Data Brief: Drug Overdose Deaths in the United States, 1999-2019
3. Filament management estimates based on third party research conducted by Pinney and Associates and Old Street Strategy

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FILAMENT HEALTH

DRUG DEVELOPMENT

Opioid Use Disorder Development Plan

- In the latest (2021) national survey, 9.2 million Americans reported opioid misuse of which 5.6 million reported an opioid use disorder (OUD)[1]
- Overdose deaths nearly doubled from 7.4 to 15.5 deaths per 100,000 standard population from 2012 to 2019[2]
- The global opioid use disorder pharmaceutical market is projected to grow from $3.35 billion in 2023 to $6.14 billion by 2030, at a CAGR of 9.1%[3]
- Existing therapies are poor:
  - Substitution therapy replaces misused opioid with prescription opioid agonist (58% retention at 6 months[4])
  - Antagonist therapy requires complete detox and abstinence and monthly injections, and can lead to more deadly relapses (50% 6-month retention[5])
- Filament forecasts addressable OUD patient population of 295,000 with peak annual revenues of ~$387 million[6]

Sponsor	Indication	Phase I	Phase II	Start	n	Product	Purpose
UCSF	**Healthy Volunteers**	Trial Approved/Underway		Dosing	20	PEX010, 020, 030	Assess the benefits of directly administering psilocin orally (PEX020) and sublingually (PEX030)
Filament	**Opioid Use Disorder**	Trial Planned	Trial Planned	*Q4 2023**	10	PEX010 (25mg)	Pilot open label study - Psilocybin for Opioid Use Disorder
Filament	**Opioid Use Disorder**	Trial Planned	Trial Planned	*Q1 2024**	50	PEX010 (25mg)	Multicentre study

Trial Approved/Underway   Trial Planned   **Anticipated start date*

1. Key Substance Use and Mental Health Indicators in the United States: Results from the 2021 National Survey on Drug Use and Health
2. NCHS Data Brief: Drug Overdose Deaths in the United States, 1999-2019
3. Fortune Business Insights: Opioid Use Disorder (OUD) Market Size
4. Retention of Patients in Opioid Substitution Treatment: A Systematic Review
5. A Randomized Trial Comparing Extended-Release Injectable Suspension and Oral Naltrexone, Both Combined With Behavioral Therapy, for the Treatment of Opioid Use Disorder
6. Filament-commissioned 3rd Party Research Estimates by Pinney and Associates and Old Street Strategy

Investor Presentation - July 2023

13

In v e st or P r e s e ntat i o n - Ju l y 2 0 2 3 F ILAM ENT H EALTH 14 Pre - Marketing Authorization Sales Significant revenue opportunities and first - mover advantage in both pharma and non - pharma emerging markets Prescription: Several jurisdictions have enabled pre - marketing authorization distribution of psychedelic drugs on a limited basis ● Health Canada Special Access Program (SAP): Filament is the supplier for 84 of 93 patients approved for MDD and End of Life Distress 1 ● Australian TGA Authorized Prescriber Scheme: Filament is well - positioned to supply ● FDA Expanded Access: Filament is actively monitoring this program Opportunities: Establish prescriber and patient networks, build relationships with health authorities, gain fee d b a ck on re a l - wor ld a p p l ic ation of dru g s , tr e at pa t ien t s Non - Prescription: Some states (i.e. Oregon) are in the process of developing guidelines and issuing licenses for the supervised use of p silocybin Opportunities: Gain exposure to regulatory changes permitting legal sales; Filament’s focus on natural products allows participation in both markets, which is not possible with synthetics EM ER G I N G M A R KE T S Dr. Va lorie Masuda is a pa l l ia tiv e c a re physician and Associate Professor of Clinical Medicine at the University of British Col umb ia . S h e h a s administered 11 doses of PEX010 to p ati en ts via th e S A P . MDD = M a j o r D e p re s s i ve Di s or der TGA = Therapeutic Goods Administration 1 . A s o f Ma r ch 24, 20 23

F ILAM ENT H EALTH Strategic Out - Licensing Program ● Fi l a ment Mile s tone p a yments are gener a ted each Pha s e I I an d /or I I I clini cal trial conduc t ed ● Marketing authorization milestones are separately tr i g g ered in each major ju r is d ic t i o n Illu strative Contract S tru ct u re (in $000’s ) 1 LICENSING Lo w - dou b le digit roy a lt ies to to Phase II M il estone Payments Phas e III Mil e stone Payments Mark e ting A u thorization Commercial Royalties $ 3 0 0 $ 2 5 0 $ 1,0 0 0 $1,000+ $100 to to Gener ati n g current, n e a r - term and lon g - term c on s ideration ● Benefits to Fi l a ment: ○ Exposure to non - core indications and upside from licensees’ drug de v elo p ment progra m s ○ Mile s tone - b a sed revenues gener a te ca s h f or core operations and other dru g de v elo p ment ○ Blue sky upside from royalties upon third - party commercialization ○ Safety data for internal development program ● S i x non - comm e r c ial licensing a g reements and one commerc i al licensing agreement executed to date ○ O u t - licensing produc t s at ever more a d v a nced sta g es of development ● Strong pipeline and active business development program within a sup p l y - con s train e d ma rket ○ Fi l a ment has g enerated revenues of C $ 364,500 in 20 2 2 In v e st or P r e s e ntat i o n - Ju l y 2 0 2 3 15

FILAMENT HEALTH

LICENSING



Select Current Customers

Revenue-generating, strategic out-licensing partnerships

Customer	Indication	Phase I	Phase II	Drug	Arrangement
Psyence Group	Palliative Care			PEX010 (25mg)	Commercial Licensing
NeoLumina Bioscience	Eating Disorders			PEX010 (25mg)	Non-Commercial Licensing
Cybin Therapeutics	Depression			PEX010 (25mg)	Non-Commercial Licensing
EntheoTech Bioscience	Opioid Tapering			PEX010 (25mg)	Non-Commercial Licensing
ATMA Journey Centers	COVID Mental Health Concerns – Frontline HCWs			PEX010 (25mg)	Non-Commercial Licensing
ATMA Journey Centers	Therapist Training			PEX010 (25mg)	Non-Commercial Licensing
EntheoTech Bioscience	Chronic Pain/ Depression			PEX010 (25mg)	Non-Commercial Licensing
PharmAla Biotech	MDMA Encapsulation			MDMA	Contract Development and Manufacturing

Planning

Ongoing

Investor Presentation - July 2023

16

FILAMENT HEALTH

Significant Intellectual Property Portfolio

18 issued patents and at least 47 additional patent applications believed to create significant barriers to entry

- There are a finite number of ways to extract, purify, and standardize naturally-occurring psychedelic compounds
  - In contrast to the nearly unlimited number of synthetic forms and methods
- Prohibition has led to a dearth of expertise in botanical extraction with few people having the experience and knowledge required
- Filament's IP portfolio is focused on:
  - The limited number of viable extraction and purification methods
  - Specific standardization processes
  - Compositions of matter

Psychedelic Botanical Drug Processing Steps:

STEP 1: **PROPAGATION**
Grow botanical psychedelics
Trade Secrets

STEP 2: **EXTRACTION**
Remove target compounds from biomass
11 Granted & 15 Pending
Patent Families 1 & 7

STEP 3: **PURIFICATION**
Remove non-primary/secondary metabolites (i.e. protein)
1 Granted & 9 Pending
Patent Families 2 & 6

STEP 4: **STANDARDIZATION & STABILIZATION**
Precise and stable formulation
2 Granted & 17 Pending
Patent Families 3 & 4

STEP 5: **HUMAN DELIVERY**
Compositions of matter for different deliverable forms
4 Granted & 6 Pending
Patent Family 5

1. Information current as of July 18, 2021

Investor Presentation - July 2023 17

FILAMENT HEALTH

LICENSING

Enabling a Thriving Research Ecosystem

Sponsor	Drug	Dosage	Indication	Status
University of Toronto	PEX010	1mg	Depression	Study Ongoing/Completed
Brugmann University Hospital	PEX010	25mg	Alcohol Use Disorder	Study Ongoing/Completed
Copenhagen U. Hospital	PEX010	25mg	Alcohol Use Disorder	Study Ongoing/Completed
Centre for Addiction and Mental Health	PEX010	25mg	Treatment Resistant Depression	Study Ongoing/Completed
Centre for Addiction and Mental Health	PEX010	25mg	Mild Cognitive Impairment	Study Ongoing/Completed
Ottawa Research Hospital	PEX010	1mg	Existential Crisis	Study Ongoing/Completed
UCLA	PEX010	25mg	Depression	Study Ongoing/Completed
University of Washington	PEX010	25mg	Cancer-related Anxiety Group Model	Study Ongoing/Completed
University of Liège	PEX010	25mg	Coma	Study Planned
University Health Network	PEX010	25mg	Bi-Polar Depression	Study Planned
UCSF	PEX010	25mg	Chronic Pain	Study Planned

Study Planned   Study Ongoing/Completed

Filament has partnered with academic trials to obtain efficacy and safety data

This provides data preview to clinical data in new indications which we may choose to develop further, offering pipeline expansion at minimal cost

Investor Presentation - July 2023

18

FILAMENT HEALTH
JOINT VENTURE

Magdalena Biosciences Joint Venture

Value-creating joint venture leveraging Filament's R&D expertise

- Formed US-based joint venture, Magdalena Biosciences, in January 2023 to develop novel, natural prescription medicines derived from plants for mental health conditions including attention-deficit/hyperactivity disorder (ADHD) in partnership with:
  - **Jaguar Health (NASDAQ:JAGX)**, a commercial stage pharmaceutical company and marketer of crofelemer (oral botanical drug); and
  - **One Small Planet**, a Colorado-based vital capital group founded by Will Peterffy
- Initial focus on three new non-psychedelic botanical drug candidates has begun, with raw material samples in processing at Filament

Ownership and Responsibilities:

Filament Health

(40% ownership)

- Import and process controlled substances
- Develop manufacturing processes and IP to produce standardized, pharmaceutical-grade drug candidates

Jaguar Health

(40% ownership)

- Provide access to plants in Jaguar's library of 2,300 highly characterized medicinal plants
- Lead drug development and financing initiatives

ONE SMALL PLANET

(20% ownership)

- Provide funding of US $1.0M on the achievement of defined milestones

Investor Presentation - July 2023
19

FILAMENT HEALTH

Vertically-Integrated Supply Chain

In-house manufacturing allows for rapid product and IP development and enables timely fulfillment of partner requests. Current production capacity is >4000 doses of psilocybin per month[1]

~3,500 ft^2 GMP-compliant manufacturing, research, and development facility on British Columbia Institute of Technology campus

Propagation, extraction, production, distribution, and sale of all natural psychedelic compounds

Ongoing propagation and cultivation research program to identify best strains and genetics. 20+ varieties analyzed

Multiple supply and licensing agreements for drug candidates and IP



1. Management estimates

Investor Presentation - July 2023 20

FILAMENT HEALTH

TEAM

Filament Management Team

Deep experience in botanical extraction, intellectual property, biotech, pharma, commercialization, and capital markets



Benjamin Lightburn

CEO, Director Co-Founder

B.Sc (Physics), MBA

Proven entrepreneur and leader specializing in the research, development and commercialization of novel extraction technologies



Lisa Ranken

Chief Operating Officer

P.Eng, M.Eng

Operational and leadership expertise in rapidly growing industries



Ryan Moss

Chief Science Officer

M. Analytical Chemistry

Expert in the field of botanical extraction, purification, standardization



Beatriz Ramos

Quality Director

B.Sc.

Quality management, regulatory compliance, and attaining third-party certification



Andry Tjahyana

VP Business Dev

BBA

+25 years in B2B business development. Former senior executive of several pharmaceutical and natural product organizations

Global Experts in Botanical Extraction and Commercialization

- Scaled Mazza Innovation from pre-seed to $26M sale to Sensient Technologies (NYSE:SXT) in 2018
- Developed and commercialized patent-protected, botanical extraction technology at commercial-scale ~3,500 sq. ft. GMP facility



Warren Duncan

CFO

CPA, B.Comm

Experienced in audit, accounting, capital markets, M&A and equity financing



Taran Grey

Director of IP

BA

Extensive patent and trademark portfolio experience in healthcare, technology and other diversified industries



Jeff Fellows

Head of Regulatory

B.Sc.

30 years of drug development experience leading regulatory development efforts from pre-IND to post-approval



Anna Cordon

Director of Communications

BA

12+ years of experience leading marketing and communications for global organizations



Josh Woolley

Advisor

B.Sc., Ph.D, M.D.

Associate Professor at UCSF; PI and Director of UCSF's BAND Lab; Director of the TrPR Program at UCSF



Jeff Chilton

Advisor

B.Sc.

Founder of Nammex, specialized in development and manufacture of functional mushroom extracts. Co-author of the acclaimed book, The Mushroom Cultivator

Investor Presentation - July 2023

21

FILAMENT HEALTH

BOARD

Filament Board of Directors



Benjamin Lightburn

Chairman, CEO, Co-Founder

Proven entrepreneur and leader specializing in the research, development and commercialization of novel extraction technologies



Maureen O'Connell

Audit Committee Chair

Certified Public Accountant

Previously Audit Committee Chair of Sucampo Pharma (NASDAQ: SCMP) until its sale in 2018

Former CFO of Scholastic

Board Member of Harte Hanks, Beazer Homes

SUCAMPO The Science of Innovation

SCHOLASTIC



Chris Wagner

Director

Over 25 years of experience in the life sciences industry, most recently as CEO and Director of both private and public companies

Led Prozac and Zyprexa teams at Eli Lilly

Founder and VP at Aspreva Pharmaceuticals

Aspreva PHARMACEUTICALS Lilly



Jon Conlin

Director

Partner at Fasken

Corporate and commercial lawyer specializing in the technology companies in the technology and health sciences sectors including venture capitalists and start-ups

FASKEN



Kostia Adamsky

Director

COO at Negev Capital. Career-long track record in pharmaceutical R&D

Co-Founder and Director of Celleska Pty, Australian Cell & Gene Therapy Incubator

Former CEO and VP Operations at Regenera Pharma LTD and Director and Co-CEO at Targia Pharmaceuticals.

Dr. Adamsky holds a Ph.D from Weizmann Institute of Science, Israel

NEGEV CAPITAL
PSYCHEDELIC MEDICAL INTERVENTION INVESTMENT FUND

Investor Presentation - July 2023

22

FILAMENT HEALTH

Overview of the Jupiter Acquisition Corporation Team

James N. Hauslein

Chairman, CEO, and CFO

B.S., MBA

Over 35 years of private equity investing and public and private company operating experience

Experience:

President of Hauslein & Company, Inc., Chairman & CEO of Big Time, Chairman & CEO of Sunglass Hut, Partner at Kidd, Kamm & Company, CEO of Atlas Acquisition Holdings Corp., Director of GLG Partners

James N. Clarke

Vice Chairman

M.S.

Over 25 years of entrepreneurship, operating and investing experience and is the CEO of Clarke Capital Partners

Experience:

Founder & CEO of Clarke Capital, Founder, Chairman & CEO of CLEARLINK, Chairman of Brandless, Chairman of PetIQ

Gaurav Burman

President, Director

B.A.

Over 25 years of private equity and operational experience and currently manages Burman Family Holdings

Experience:

Director at Dabur International Ltd., Manager at Burman Family Holdings, President of Atlas Acquisition Holdings Corp., Director of: DMI Finance Pvt. Ltd., Experian India, Healthcare at Home India, Burman Hospitality and M3 India

Jonathan Leong

Executive Vice President

B.A.

Over 20 years of Investment Banking, financial, M&A, and capital markets experience

Experience:

Managing Director at Nomura, Managing Director at Jefferies, Principal at Bank of America Merrill Lynch

Jupiter Overview

Jupiter is a special purpose acquisition company ("SPAC") created to enter into a business combination with a company where the management team can make a transformative impact utilizing their extensive operational, financial, and M&A experience.

Jupiter raised approximately $150 million in its IPO in August 2021

Investor Presentation - July 2023

23

In v e st or P r e s e ntat i o n - Ju l y 2 0 2 3 F ILAM ENT H EALTH ● In d icative v a lu a ti on ran g e can b e e s ti ma ted by comparing Filament to related psychedelics and mental hea l th f oc u sed public companies trading on U S national exchanges at dif f erent sta g es of development ● Botanically - derived psilocybin, imparting com p e lling com p etiti v e a d v a nta g e s , and a p pro v ed for Pha s e 2 tri al b y U S FDA, H ea l th C an a da and EMA* ● Proprietary extraction and drug development p l at f orm for natur al ly - derived medic i n e s impart i ng near - term revenue generating opportunities and growth through internal drug development and out - licensing ● F u rther cata l ysts to ena b le potent i al for significant share price appreciation ● As Filament continues to execute on its business plan, it should have the ability to trade similarly to more de v elo p ed p s ychedelics and m ental hea l th companies that tend to trade at higher v a luations Current Enterprise Values of Comparable Publicly Traded Companies ( USD $M ) 1 Current Market Capitalizations of Comparable Publicly Traded Companies ( U SD $ M ) 1 24 Selected Clinical Stage Psychedelic Comparable Companies (1) 1. Represents the market capitalizations and enterprise values as of 7 / 21 / 2023 2. The valuations listed on this slide reflect valuations of certain companies operating in a similar field as Filament . Please note that such valuations are for informational purposes only and do not purport to reflect the real, assumed or potential valuation of the combined company . The valuations should not be relied upon in making an investment decision with respect to the potential purchase of the combined company’s securities and all individuals should refer to the disclaimers and the summary of risk factors related to these valuations on slides 2 and 27 $85 $118 $192 $ 3 47 $40 9 $ 6 81 Average $305 $73 $90 $12 0 $195 $2 93 $ 5 2 0 Average $215 *MHRA (Medicines and Healthcare Products Regulatory Agency is for UK license Source: Filament Management, S&P CapitalIQ, Company Filings; Market data as of 7/21/2023

FILAMENT HEALTH

Selected Clinical Stage Psychedelic Comparable Companies [1]

Company	Exchange/Ticker	Stock Price(1)	Market Cap	Enterprise Value	# of Programs (Clinical Only)	$EV / Clinical Program	Lead Indication	Phase of Lead Indication	Lead Molecule Type	NCE / Synthetic / Botanical	Commercial Revenue	Out-Licensed
COMPASS Pathways plc	NasdaqGS:CMPS	$8.96	$409	$293	3	$100	COMP360: Treatment-resistant depression	Phase 3 (Underway)	Psilocybin	Synthetic	No	No
GH Research PLC	NasdaqGM:GHRS	$13.10	$681	$520	1	$431	GH001: Treatment-resistant depression	Phase 2b (Underway)	DMT	Synthetic	No	No
Incannex Healthcare Limited	NasdaqGM:IXHL	$1.97	$118	$90	6	$17	IHL-42X: Obstructive Sleep Apnoea	Phase 2b (Underway)	THC4 (oral)	Synthetic	No	No
Seelos Therapeutics, Inc.	NasdaqCM:SEEL	$1.58	$192	$195	3	$55	SLS-005: Amyotrophic Lateral Sclerosis	Phase 2/3 (Underway)	Trehalose (non psychedelic)	NCE	No	No
Atai Life Sciences N.V.	NasdaqGM:ATAI	$2.09	$347	$120	5	$22	RL-007: Cognitive Impairment Associated w/ Schizophrenia	Phase 2b (Underway)	Deuterated Etifoxine	NCE	Yes	Yes
Cybin Inc.	NYSEAM:CYBN	$0.40	$85	$73	2	$40	CYB003: Major Depressive Disorder	Phase 1/2a (Underway)	Deuterated Psilocybin Analog	NCE	No	No
		Mean	$305	$215		$126						
		Median	$270	$158		$51						
Filament Health Corp.	**OTCQB:FLHL.F**	**$0.13**	**$23**	**$24**	**2**	**$12**	**PEX010: Substance Use Disorders**	**Phase 2 (FDA Approved)**	**Psilocybin++**	**Botanical**	**Yes**	**Yes**

NCE = New Chemical Entity

Source: S&P CapitalIQ, Company Filings

1. Market data reflective as of the close on 7/21/2023, the valuations listed on this slide reflect valuations of certain companies operating in a similar field as Filament. Please note that such valuations are for informational purposes only and do not purport to reflect the real, assumed or potential valuation of the combined company. The valuations should not be relied upon in making an investment decision with respect to the potential purchase of the combined company's securities and all individuals should refer to the disclaimers and the summary of risks related to these valuations on slides 2 and 27

Investor Presentation - July 2023

25

FILAMENT HEALTH

Selected Clinical Stage Psychedelic Comparable Companies [1]

Company	Ticker	Business Descriptions
COMPASS Pathways plc	NasdaqGS:CMPS	COMPASS Pathways plc operates as a mental health care company primarily in the United Kingdom and the United States. It develops COMP360, a psilocybin therapy that is in Phase III clinical trials for the treatment of treatment-resistant depression; and is in Phase II clinical trials for the treatment of post-traumatic stress disorder and anorexia nervosa. The company was formerly known as COMPASS Rx Limited and changed its name to COMPASS Pathways plc in August 2020. COMPASS Pathways plc was incorporated in 2020 and is headquartered in London, the United Kingdom.
GH Research PLC	NasdaqGM:GHRS	GH Research PLC, a clinical-stage biopharmaceutical company, engages in developing various therapies to treat psychiatric and neurological disorders. The company develops 5-Methoxy-N,N-Dimethyltryptamine (5-MeO-DMT) therapies for the treatment of patients with treatment-resistant depression (TRD). Its lead program is GH001, an inhalable mebufotenin product candidate that has completed two Phase 1 clinical trials and Phase 1/2 clinical trial in patients with TRD. The company also develops GH002, an intravenous mebufotenin product candidate; and GH003, an intranasal mebufotenin product candidate, which are in preclinical development trials with a focus on psychiatric and neurological disorders. GH Research PLC was incorporated in 2018 and is based in Dublin, Ireland.
Incannex Healthcare Limited	NasdaqGM:IXHL	Incannex Healthcare Limited engages in the research, development, and sale of medicinal cannabinoid and psychedelic pharmaceutical products and therapies in Australia. It offers APIRx-1801, an ultrapure tetrahydrocannabinol; APIRx-1802, an ultrapure CBD; and APIRx-1803, an ultrapure cannabigerol. The company also develops IHL-42X, which has completed Phase IIa clinical trial for obstructive sleep apnea; Psi-GAD that is in Phase IIa clinical trial for generalized anxiety disorder; MedChew Dronabinol, which has completed Phase Ia clinical trial for nausea and vomiting in chemotherapy; CanChew Plus that has completed Phase IIa clinical trial for irritable bowel syndrome; APIRx-1601, which has completed Phase IIa clinical trial for vitiligo; APIRx-1602 that has completed Phase IIa clinical trial for psoriasis; and APIRx-1603, which has completed Phase IIa clinical trial for atopic dermatitis. In addition, its product portfolio includes IHL-675A for inflammatory lung disease, IHL-675A for rheumatoid arthritis, IHL-675A for inflammatory bowel disease, and IHL-216A for traumatic brain injury/concussion, which have completed pre-clinical trials; and MedChew 1401 for pain and spasticity in multiple sclerosis, MedChew GB for post-herpatic neuralgia, MedChew-1502 for Parkinson's disease, MedChew-1503 for dementia, MedChew RL for restless legs syndrome, APIRx 1505 Flotex for chrohn's disease, CanChew RX and SuppoCan (Suppository) for inflammatory bowel disease, CheWell for addiction of cannabis, CanQuit for tobacco smoking cessation, CanQuit O for opioid addiction, APIRx-1701 for glaucoma, and APIRx-1702 for dry eye syndrome that are in pre-clinical trials. The company was formerly known as Impression Healthcare Limited and changed its name to Incannex Healthcare Limited in June 2020. Incannex Healthcare Limited was incorporated in 2001 and is based in Melbourne, Australia.
Seelos Therapeutics, Inc.	NasdaqCM:SEEL	Seelos Therapeutics, Inc., a clinical-stage biopharmaceutical company, focuses on the development and commercialization of therapeutics for the treatment of central nervous system, respiratory, and other disorders. The company's lead programs are SLS-002, an intranasal racemic ketamine for the treatment of acute suicidal ideation and behavior in patients with major depressive disorders; SLS-005, a protein stabilizer for the treatment of amyotrophic lateral sclerosis and Sanfilippo syndrome; and SLS-006, a partial dopamine agonist for the treatment of patients with Parkinson's disease (PD). Its preclinical programs include SLS-007, a peptidic inhibitor to treat patients with PD; SLS-008 for the treatment of pediatric indications; SLS-004 for the treatment of PD; SLS-010, an H3 receptor antagonist; and SLS-012. The company was founded in 2016 and is headquartered in New York, New York.
Atai Life Sciences N.V.	NasdaqGM:ATAI	ATAI Life Sciences N.V., a clinical-stage biopharmaceutical company, engages in acquiring, incubating, and developing various therapeutics to treat depression, anxiety, addiction, and other mental health disorders. Its principal clinical programs include RL-007, a pro-cognitive neuromodulator for cognitive impairment associated with schizophrenia; GRX-917, a deuterated etifoxine for anxiety disorders; VLS-01 a N,N-Dimethyltryptamine for treatment resistant depression (TRD); DMX-1002, an oral formulation of ibogaine, a cholinergic, glutamatergic and monoaminergic receptor modulator that is a naturally occurring psychedelic product isolated from a West African shrub for the treatment of opioid use disorders (OUD); and EMP-01, an oral formulation of an MDMA derivative being developed for the treatment of post-traumatic stress disorder. The company's other clinical programs comprise PCN-101, a subcutaneous formulation of R-ketamine, as a therapy for psychiatric indications initially focused on TRD; and KUR-101, a formulation of deuterated mitragynine for the treatment of OUD. ATAI Life Sciences N.V. was founded in 2018 and is headquartered in Berlin, Germany with offices in New York and London.
Cybin Inc.	NYSEAM:CYBN	Cybin Inc., a clinical-stage biopharmaceutical company, focuses on developing psychedelic-based therapeutics. The company's development pipeline includes CYB003, a deuterated psilocybin analog, which is in Phase 1/2a clinical trial to treat major depressive and alcohol use disorders; CYB004, a deuterated dimethyltryptamine, which is in Phase 1 clinical trial for treating generalized anxiety disorders; and CYB005, a phenethylamine derivative, which in preclinical stage to treat neuroinflammation. It has also developed EMBARK, a psychological support model that integrates clinical approaches to promote supportive healing with psychedelic medicine. The company is headquartered in Toronto, Canada.

Source: S&P CapitalIQ, Company Filings

1. Market data reflective as of the close on 7/21/2023, the valuations listed on this slide reflect valuations of certain companies operating in a similar field as Filament. Please note that such valuations are for informational purposes only and do not purport to reflect the real, assumed or potential valuation of the combined company. The valuations should not be relied upon in making an investment decision with respect to the potential purchase of the combined company's securities and all individuals should refer to the disclaimers and the summary of risks related to these valuations on slides 2 and 27

Investor Presentation - July 2023

26

F ILAM ENT H EALTH In v e st or P r e s e ntat i o n - Ju l y 2 0 2 3 27 The risks listed below are certain of the general risks related to the business of Filament Corp. ("Filament"). This list is not exhaustive and has been prepared solely for the purpose of inclusion in this presentation and not for any other purpose. These risks are based on certain assumptions made by Filament which may later prove to be incorrect or incomplete; see the disclaimers included on slide 2 of this presentation, particularly "Forward - Looking Statements." Risks relating to the business of Filament and the potential business combination described in this presentation, and the other parties thereto, will be disclosed in future documents filed or furnished with the U.S. Securities and Exchange Commission (the "SEC"). The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings and may differ significantly from, and be more extensive than, those presented below. • Filament is a relatively new company with a history of losses, and it expects to incur significant expenses for the foreseeable future as a result of long - term research and development and operations. As a result, there is no assurance that Filament will ever be able to achieve or sustain profitability. • Filament’s business model has yet to be tested, and any failure to realize its strategic plans would have an adverse effect on its business. Any investment in Filament is therefore highly speculative and could result in the loss of the entire amount of that investment. • Filament’s product candidates are at early stages of development, and Filament may not generate revenue for several years, if at all, from these products. • Filament currently has limited licensing revenue and will require additional financing in the future to fund its future operations. The failure to obtain necessary funding when needed on acceptable terms, or at all, could force Filament to delay, limit, reduce, or terminate its manufacturing and commercialization efforts or other operations. • Raising necessary additional capital may decrease the value of Filament’s common shares, dilute shareholders’ voting power, restrict its operations, require Filament to relinquish certain rights, and/or reduce Filament’s earnings per share. • Filament may not be successful in developing or commercializing its products, or may not be able to do so at acceptable costs. • Psychedelic - inspired drugs are new in North America, and the psychedelic - inspired medicines industry and markets may not continue to exist or to develop as anticipated. Filament ultimately may be unable to succeed as anticipated in this industry. • Filament’s success will be dependent on demand for of psychedelic - inspired medicines in general and Filament’s brand in particular, which may not materialize. • There is a lack of information available concerning the potential market size for psychedelics in North America as well as about comparable companies and their business models. • Filament faces competition from other biotechnology and pharmaceutical companies, some of which may have longer operating histories and more financial resources and manufacturing and marketing expertise than Filament, and Filament’s business may fail if it cannot compete effectively or if competitors commercialize psychedelic - based products before Filament does. • Psychedelic - inspired drugs are highly regulated at the federal and provincial level in Canada and at the federal and state level in the United States and require regulatory approval before they can be commercialized. Regulatory approval processes are lengthy, expensive and inherently unpredictable, and Filament’s product candidates may never receive the necessary regulatory approval. • Filament’s business plan depends on the occurrence of regulatory changes that may benefit psychedelic - inspired medicines and on determinations by Canadian and U.S. regulators that are favorable to psychedelic - inspired medicines, and there can be no assurance that such changes or determinations will occur. • Operating in a highly regulated business requires significant resources, and Filament may not have the necessary resources or be able to obtain them. • Clinical trials of Filament’s product candidates may fail to demonstrate substantial evidence of safety and efficacy to the satisfaction of regulatory authorities. If that were to happen, Filament would incur additional costs or experience delays in completing, or ultimately may be unable to complete, the development and commercialization of its product candidates. • If Filament fails to meet its milestones or experiences delays in clinical testing, including as a result difficulties in enrolling patients, it will be delayed in commercializing its product candidates, and its business may be substantially harmed. • Filament relies on, and will continue to rely on, third parties to plan, conduct and monitor its preclinical studies and clinical trials. Any failure of such third parties to fulfill their obligations with respect to preclinical studies and clinical trials could cause substantial h a rm t o F i lam e n t ’s b u s i n e s s. • Filament’s product candidates may be subject to controlled substance laws and regulations in the jurisdictions in which the product will be marketed, and Filament’s business will be subject to extensive and complex governmental regulation. Failure to comply with these laws and regulations or the cost of compliance with these laws and regulations may harm Filament’s business. • Psilocybin and psilocin are listed as Schedule I controlled substances under the Controlled Substances Act in the United States, they are currently listed as Schedule III drugs under the Controlled Drugs and Substances Act (Canada) and they are subject to similar controlled substance legislation in other countries. Filament must comply with applicable laws and regulations at the federal, state, and provincial levels, and compliance may be expensive. • Any compliance failure could lead to federal, state or provincial government enforcement actions, including civil or criminal penalties, private litigation, and adverse publicity. • The laws and regulations that are generally applicable to psychedelic - inspired medicines, or to research involving psilocybin or psilocin, in Canada or the United States may change in ways that have a negative impact on Filament’s product candidates and business. • Filament may not be successful in achieving market acceptance of its products by healthcare professionals, patients and/or third - party payors. • Adverse publicity or a negative public perception about psychedelic - inspired medicines, including as a result of adverse results of future clinical research, may harm Filament’s business. • Filament manufactures psychedelic - inspired products in - house. If Filament’s products are subject to contamination, quality control, cost or delivery issues, its business operations and reputation could suffer significant harm. • Filament faces the risk of product liability claims, whether or not meritorious, and product recalls, either of which could result in expensive and time - consuming litigation, payment of substantial damages and/or an increase in Filament’s insurance rates. • Filament may be unable adequately to protect its brand, its patents, and its other intellectual property rights. • If Filament is unable to adequately protect and enforce its intellectual property, Filament’s competitors may take advantage of its development efforts or acquired technology and compromise its prospects of marketing and selling its key product candidates. • Filament’s reliance on third parties to conduct preclinical studies and clinical trials requires Filament to share its trade secrets, which increases the possibility that a competitor will discover them and use them to Filament’s detriment. • Litigation regarding patents, patent applications, and other intellectual property rights may be expensive and time - consuming and may cause delays in the development and manufacturing of Filament’s key product candidates. • Filament is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. • There is no assurance an active or liquid market for Filament’s common shares will be developed or sustained. As a result of these and other risks, a shareholder may be unable to resell their common shares of Filament at or above the price paid for such common shares, or at all. Risk Factors

FILAMENT HEALTH

Glossary

Active Compounds: Substance formed from two or more elements that exerts a direct physiological effect on a plant, animal or another microorganism

Active Metabolite: An agent produced following metabolism of a drug, which has its own therapeutic effect on the body

Biologics: Equivalent to Biological Product - A diverse category of products and are generally large, complex molecules that may be produced through biotechnology in a living system, such as a microorganism, plant cell, or animal cell, and are often more difficult to characterize than small molecule drugs

Entourage Effect: Entourage Effect (per FH) - The presence of secondary metabolites or compounds, other than the primary metabolite (i.e. tetrahydrocannabinol (THC) or psilocybin), act synergistically to modulate the overall psychoactive effects compared to the effects from consuming the isolated primary metabolite.

Full Characterization: The identification of all physical and chemical properties of a biopharmaceutical material

Highly Characterized: Plant Characterization - An account for heritable characters varying from agronomical, morphological to molecular markers

Impurity Profile: A description of the identified and unidentified impurities present in a new. drug substance

Indications: A sign, symptom, or medical condition that leads to the recommendation of a treatment, test, or procedure

Investigator Initiated Trial (IIT): A study with scientific and medical merit developed and sponsored by an independent Investigator or academic sponsor

Mechanism of Action: The biological process through which a drug produces its effect

Methods of Action: See Mechanism of Action

New Chemical Entity (NCE): A new chemical entity means a drug that contains no active moiety that has been approved by FDA in any other application submitted through a New Drug Application (NDA)

New Drug Application (NDA): Application to the FDA submitted to obtain marketing approval after the sponsor of a new drug believes that enough evidence on the drug's safety and effectiveness has been obtained to meet FDA requirements

Secondary Compounds: Organic compounds, produced by lifeform (i.e. bacteria, fungi, animals or plants), which are not directly involved in the normal growth, development or reproduction of the organism

Second Generation Psychedelic Compounds: Artificially developed chemical molecules which may have certain similar therapeutic effects of traditional psychedelics

Small Molecule Methods: Identifying potential drug candidates early and filing a patent quickly as multiple companies could be working on similar products

Target Compound Purity: The purity percentage yield of a new molecule within a synthetic intermediate

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